RUSSELL INVESTMENT COMPANY

Supplement dated March 31, 2009 to

STATEMENT OF ADDITIONAL INFORMATION

Non-Fund of Funds

DATED March 1, 2009

As Supplemented March 9, 2009

In the section entitled “Money Manager Information” in the Non-Fund of Funds SAI, the paragraph regarding Iridian Asset Management LLC under the heading “Russell U.S. Value Fund” is deleted and replaced with the following:

Iridian Asset Management LLC is a majority-owned subsidiary of Bank of Ireland Asset Management (U.S.) Limited, which is an indirect subsidiary of the Governor and Company of the Bank of Ireland (the “Bank”), a publicly traded company. As a result of a recapitalization of the Bank by the Government of the Republic of Ireland, the Minister for Finance of Ireland will have the right to appoint 25% of the Bank’s Court of Directors, and will have 25% of the voting rights in respect of (A) a change of control of the Bank, and (B) the appointment of the remaining members of the Bank’s Court of Directors.